EXHIBIT 99.1
                                 ------------

            GOLDMAN Computational Materials and/or ABS Term Sheet.

gscwalt18, Class M

Deal Information
----------------------------------------------------------------------------------------------------
Deal Type:                   Whole Loan             Gross WAC:
----------------------------------------------------------------------------------------------------
Cur Deal Bal:                $1,218,331,279.51      WA Amort Term:
----------------------------------------------------------------------------------------------------
No update found                                     Settle:
----------------------------------------------------------------------------------------------------

Tranche Information
----------------------------------------------------

----------------------------------------------------
Tranche                      M
----------------------------------------------------
Coupon                       5.9396
----------------------------------------------------
Type                         JUN_WAC
----------------------------------------------------
Orig Balance                 28,633,000.00
----------------------------------------------------
Cur Balance                  28,633,000.00
----------------------------------------------------
Factor                       1.0000
----------------------------------------------------
Delay                        24
----------------------------------------------------
Accrual Date                 07/01/2004
----------------------------------------------------
Group
----------------------------------------------------
Orig Support (%)             2.90
----------------------------------------------------
Cur Support (%)              2.90
----------------------------------------------------
Accum Int Shortfall          0.00
----------------------------------------------------
Int Rate Used                FORMULA
----------------------------------------------------
Floater Floor                0.0000
----------------------------------------------------
Floater Cap                  999.000000
----------------------------------------------------
Freq                         Monthly
----------------------------------------------------
Contrib WAC                  6.3712
----------------------------------------------------
Ground Group                 1,2,3,4,5
----------------------------------------------------
Business Day                 None
----------------------------------------------------
Daycount                     30/360
----------------------------------------------------
Cur Support ($)              35,331,609.23
----------------------------------------------------
Orig Support ($)             35,331,609.23
----------------------------------------------------
Cur Basis                    1,218,331,279.51
----------------------------------------------------
Orig Basis                   1,218,331,279.51
----------------------------------------------------
Cur Subordinate              35,331,609.23
----------------------------------------------------
Orig Subordinate             35,331,609.23
----------------------------------------------------
Cur Guaranty                 0.00
----------------------------------------------------
Orig Guaranty                0.00
----------------------------------------------------
Cur Letter                   0.00
----------------------------------------------------
Orig Letter                  0.00
----------------------------------------------------
Cur Reserve                  0.00
----------------------------------------------------
Orig Reserve                 0.00
----------------------------------------------------
Cur Excess Interest          0.00
----------------------------------------------------
Orig Excess Interest         0.00
----------------------------------------------------
Cur OC                       0.00
----------------------------------------------------
Orig OC                      0.00
----------------------------------------------------
Cur Fully Insured            No
----------------------------------------------------
Orig Fully Insured           No
----------------------------------------------------
Cur Writedown by Rules       No
----------------------------------------------------
Orig Writedown by Rules      No
----------------------------------------------------

Price/Yield
----------------------------------------------------------------------------------------------------
Given: Price                                        150 PSA, 0 CDR,0%Sev ,DSCR <0,Adv0%P&I,0...
----------------------------------------------------------------------------------------------------
99-19+                       Price                                                      99.6149
----------------------------------------------------------------------------------------------------
                             Yield                                                       6.0312
----------------------------------------------------------------------------------------------------
                             Spread                                                         150
----------------------------------------------------------------------------------------------------


Deal Information
-----------------------------------------------------------------------------------------------------
Deal Type:                6.3712                                           Orig Deal Bal:
-----------------------------------------------------------------------------------------------------
Cur Deal Bal:             344                                              Orig Collat Bal:
-----------------------------------------------------------------------------------------------------
No update found           07/28/2004                                       Deal Closed:
-----------------------------------------------------------------------------------------------------

Tranche Information
--------------------------

--------------------------
Tranche
--------------------------
Coupon
--------------------------
Type
--------------------------
Orig Balance
--------------------------
Cur Balance
--------------------------
Factor
--------------------------
Delay
--------------------------
Accrual Date
--------------------------
Group
--------------------------
Orig Support (%)
--------------------------
Cur Support (%)
--------------------------
Accum Int Shortfall
--------------------------
Int Rate Used
--------------------------
Floater Floor
--------------------------
Floater Cap
--------------------------
Freq
--------------------------
Contrib WAC
--------------------------
Ground Group
--------------------------
Business Day
--------------------------
Daycount
--------------------------
Cur Support ($)
--------------------------
Orig Support ($)
--------------------------
Cur Basis
--------------------------
Orig Basis
--------------------------
Cur Subordinate
--------------------------
Orig Subordinate
--------------------------
Cur Guaranty
--------------------------
Orig Guaranty
--------------------------
Cur Letter
--------------------------
Orig Letter
--------------------------
Cur Reserve
--------------------------
Orig Reserve
--------------------------
Cur Excess Interest
--------------------------
Orig Excess Interest
--------------------------
Cur OC
--------------------------
Orig OC
--------------------------
Cur Fully Insured
--------------------------
Orig Fully Insured
--------------------------
Cur Writedown by Rules
--------------------------
Orig Writedown by Rules
--------------------------

Price/Yield
-------------------------------------------------------------------------------------------------------------------------
Given: Price              175 PSA, 0 CDR,0%Sev ,DSCR <0,Adv0%P&I,0...      200 PSA, 0 CDR,0%Sev ,DSCR <0,Adv0%P&I,0...
-------------------------------------------------------------------------------------------------------------------------
99-19+                                                        99.6149                                          99.6149
-------------------------------------------------------------------------------------------------------------------------
                                                               6.0302                                           6.0293
-------------------------------------------------------------------------------------------------------------------------
                                                                  152                                              154
-------------------------------------------------------------------------------------------------------------------------


Deal Information
-----------------------------------------------------------------------------------------------------------------------------
Deal Type:                 $1,218,331,279.51                                                         WA Rem Term:
-----------------------------------------------------------------------------------------------------------------------------
Cur Deal Bal:              $1,218,331,279.51                                                         Cur Collat Bal:
-----------------------------------------------------------------------------------------------------------------------------
No update found            07/29/2004                                                                Next Pay:
-----------------------------------------------------------------------------------------------------------------------------

Tranche Information
---------------------------

---------------------------
Tranche
---------------------------
Coupon
---------------------------
Type
---------------------------
Orig Balance
---------------------------
Cur Balance
---------------------------
Factor
---------------------------
Delay
---------------------------
Accrual Date
---------------------------
Group
---------------------------
Orig Support (%)
---------------------------
Cur Support (%)
---------------------------
Accum Int Shortfall
---------------------------
Int Rate Used
---------------------------
Floater Floor
---------------------------
Floater Cap
---------------------------
Freq
---------------------------
Contrib WAC
---------------------------
Ground Group
---------------------------
Business Day
---------------------------
Daycount
---------------------------
Cur Support ($)
---------------------------
Orig Support ($)
---------------------------
Cur Basis
---------------------------
Orig Basis
---------------------------
Cur Subordinate
---------------------------
Orig Subordinate
---------------------------
Cur Guaranty
---------------------------
Orig Guaranty
---------------------------
Cur Letter
---------------------------
Orig Letter
---------------------------
Cur Reserve
---------------------------
Orig Reserve
---------------------------
Cur Excess Interest
---------------------------
Orig Excess Interest
---------------------------
Cur OC
---------------------------
Orig OC
---------------------------
Cur Fully Insured
---------------------------
Orig Fully Insured
---------------------------
Cur Writedown by Rules
---------------------------
Orig Writedown by Rules
---------------------------

Price/Yield
-----------------------------------------------------------------------------------------------------------------------------
Given: Price               225 PSA, 0 CDR,0%Sev ,DSCR <0,Adv0%P&I,0...        250 PSA, 0 CDR,0%Sev ,DSCR <0,Adv0%P&I,0...
-----------------------------------------------------------------------------------------------------------------------------
99-19+                                                         99.6149                                            99.6149
-----------------------------------------------------------------------------------------------------------------------------
                                                                6.0285                                             6.0278
-----------------------------------------------------------------------------------------------------------------------------
                                                                   155                                                157
-----------------------------------------------------------------------------------------------------------------------------


Deal Information
-----------------------------------------------------------------------------------------------------------------------------
Deal Type:                 344
-----------------------------------------------------------------------------------------------------------------------------
Cur Deal Bal:              $1,218,331,279.51
-----------------------------------------------------------------------------------------------------------------------------
No update found            08/25/2004                                                              First Pay:
-----------------------------------------------------------------------------------------------------------------------------

Tranche Information
---------------------------

---------------------------
Tranche
---------------------------
Coupon
---------------------------
Type
---------------------------
Orig Balance
---------------------------
Cur Balance
---------------------------
Factor
---------------------------
Delay
---------------------------
Accrual Date
---------------------------
Group
---------------------------
Orig Support (%)
---------------------------
Cur Support (%)
---------------------------
Accum Int Shortfall
---------------------------
Int Rate Used
---------------------------
Floater Floor
---------------------------
Floater Cap
---------------------------
Freq
---------------------------
Contrib WAC
---------------------------
Ground Group
---------------------------
Business Day
---------------------------
Daycount
---------------------------
Cur Support ($)
---------------------------
Orig Support ($)
---------------------------
Cur Basis
---------------------------
Orig Basis
---------------------------
Cur Subordinate
---------------------------
Orig Subordinate
---------------------------
Cur Guaranty
---------------------------
Orig Guaranty
---------------------------
Cur Letter
---------------------------
Orig Letter
---------------------------
Cur Reserve
---------------------------
Orig Reserve
---------------------------
Cur Excess Interest
---------------------------
Orig Excess Interest
---------------------------
Cur OC
---------------------------
Orig OC
---------------------------
Cur Fully Insured
---------------------------
Orig Fully Insured
---------------------------
Cur Writedown by Rules
---------------------------
Orig Writedown by Rules
---------------------------

Price/Yield
-----------------------------------------------------------------------------------------------------------------------------
Given: Price               275 PSA, 0 CDR,0%Sev ,DSCR <0,Adv0%P&I,0...       300 PSA, 0 CDR,0%Sev ,DSCR <0,Adv0%P&I,0...
-----------------------------------------------------------------------------------------------------------------------------
99-19+                                                         99.6149                                           99.6149
-----------------------------------------------------------------------------------------------------------------------------
                                                                6.0271                                            6.0265
-----------------------------------------------------------------------------------------------------------------------------
                                                                   158                                               159
-----------------------------------------------------------------------------------------------------------------------------


Deal Information
-----------------------------------------------------------------------------------------------------------------------------
Deal Type:
-----------------------------------------------------------------------------------------------------------------------------
Cur Deal Bal:
-----------------------------------------------------------------------------------------------------------------------------
No update found            First Pay:                                                             08/25/2004
-----------------------------------------------------------------------------------------------------------------------------

Tranche Information
---------------------------

---------------------------
Tranche
---------------------------
Coupon
---------------------------
Type
---------------------------
Orig Balance
---------------------------
Cur Balance
---------------------------
Factor
---------------------------
Delay
---------------------------
Accrual Date
---------------------------
Group
---------------------------
Orig Support (%)
---------------------------
Cur Support (%)
---------------------------
Accum Int Shortfall
---------------------------
Int Rate Used
---------------------------
Floater Floor
---------------------------
Floater Cap
---------------------------
Freq
---------------------------
Contrib WAC
---------------------------
Ground Group
---------------------------
Business Day
---------------------------
Daycount
---------------------------
Cur Support ($)
---------------------------
Orig Support ($)
---------------------------
Cur Basis
---------------------------
Orig Basis
---------------------------
Cur Subordinate
---------------------------
Orig Subordinate
---------------------------
Cur Guaranty
---------------------------
Orig Guaranty
---------------------------
Cur Letter
---------------------------
Orig Letter
---------------------------
Cur Reserve
---------------------------
Orig Reserve
---------------------------
Cur Excess Interest
---------------------------
Orig Excess Interest
---------------------------
Cur OC
---------------------------
Orig OC
---------------------------
Cur Fully Insured
---------------------------
Orig Fully Insured
---------------------------
Cur Writedown by Rules
---------------------------
Orig Writedown by Rules
---------------------------

Price/Yield
-----------------------------------------------------------------------------------------------------------------------------
Given: Price               300 PSA, 0 CDR,0%Sev ,DSCR <0,Adv0%P&I,0...      325 PSA, 0 CDR,0%Sev ,DSCR <0,Adv0%P&I,0...
-----------------------------------------------------------------------------------------------------------------------------
99-19+                                                         99.6149                                          99.6149
-----------------------------------------------------------------------------------------------------------------------------
                                                                6.0265                                           6.0260
-----------------------------------------------------------------------------------------------------------------------------
                                                                   159                                              161
-----------------------------------------------------------------------------------------------------------------------------


Deal Information
----------------------------------------------------------------------------
Deal Type:
----------------------------------------------------------------------------
Cur Deal Bal:
----------------------------------------------------------------------------
No update found            08/25/2004
----------------------------------------------------------------------------

Tranche Information
---------------------------

---------------------------
Tranche
---------------------------
Coupon
---------------------------
Type
---------------------------
Orig Balance
---------------------------
Cur Balance
---------------------------
Factor
---------------------------
Delay
---------------------------
Accrual Date
---------------------------
Group
---------------------------
Orig Support (%)
---------------------------
Cur Support (%)
---------------------------
Accum Int Shortfall
---------------------------
Int Rate Used
---------------------------
Floater Floor
---------------------------
Floater Cap
---------------------------
Freq
---------------------------
Contrib WAC
---------------------------
Ground Group
---------------------------
Business Day
---------------------------
Daycount
---------------------------
Cur Support ($)
---------------------------
Orig Support ($)
---------------------------
Cur Basis
---------------------------
Orig Basis
---------------------------
Cur Subordinate
---------------------------
Orig Subordinate
---------------------------
Cur Guaranty
---------------------------
Orig Guaranty
---------------------------
Cur Letter
---------------------------
Orig Letter
---------------------------
Cur Reserve
---------------------------
Orig Reserve
---------------------------
Cur Excess Interest
---------------------------
Orig Excess Interest
---------------------------
Cur OC
---------------------------
Orig OC
---------------------------
Cur Fully Insured
---------------------------
Orig Fully Insured
---------------------------
Cur Writedown by Rules
---------------------------
Orig Writedown by Rules
---------------------------

Price/Yield
-----------------------------------------------------------------------------------------------------------------------------
Given: Price               325 PSA, 0 CDR,0%Sev ,DSCR <0,Adv0%P&I,0...      350 PSA, 0 CDR,0%Sev ,DSCR <0,Adv0%P&I,0...
-----------------------------------------------------------------------------------------------------------------------------
99-19+                                                         99.6149                                          99.6149
-----------------------------------------------------------------------------------------------------------------------------
                                                                6.0260                                           6.0255
-----------------------------------------------------------------------------------------------------------------------------
                                                                   161                                              165
-----------------------------------------------------------------------------------------------------------------------------


Deal Information
---------------------------
Deal Type:
---------------------------
Cur Deal Bal:
---------------------------
No update found
---------------------------

Tranche Information
---------------------------

---------------------------
Tranche
---------------------------
Coupon
---------------------------
Type
---------------------------
Orig Balance
---------------------------
Cur Balance
---------------------------
Factor
---------------------------
Delay
---------------------------
Accrual Date
---------------------------
Group
---------------------------
Orig Support (%)
---------------------------
Cur Support (%)
---------------------------
Accum Int Shortfall
---------------------------
Int Rate Used
---------------------------
Floater Floor
---------------------------
Floater Cap
---------------------------
Freq
---------------------------
Contrib WAC
---------------------------
Ground Group
---------------------------
Business Day
---------------------------
Daycount
---------------------------
Cur Support ($)
---------------------------
Orig Support ($)
---------------------------
Cur Basis
---------------------------
Orig Basis
---------------------------
Cur Subordinate
---------------------------
Orig Subordinate
---------------------------
Cur Guaranty
---------------------------
Orig Guaranty
---------------------------
Cur Letter
---------------------------
Orig Letter
---------------------------
Cur Reserve
---------------------------
Orig Reserve
---------------------------
Cur Excess Interest
---------------------------
Orig Excess Interest
---------------------------
Cur OC
---------------------------
Orig OC
---------------------------
Cur Fully Insured
---------------------------
Orig Fully Insured
---------------------------
Cur Writedown by Rules
---------------------------
Orig Writedown by Rules
---------------------------

Price/Yield
---------------------------------------------------------------------------
Given: Price               375 PSA, 0 CDR,0%Sev ,DSCR <0,Adv0%P&I,0...
---------------------------------------------------------------------------
99-19+                                                         99.6149
---------------------------------------------------------------------------
                                                                6.0250
---------------------------------------------------------------------------
                                                                   168
---------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
99-21+                       Price                                                      99.6774
----------------------------------------------------------------------------------------------------
                             Yield                                                       6.0235
----------------------------------------------------------------------------------------------------
                             Spread                                                         149
----------------------------------------------------------------------------------------------------
99-23+                       Price                                                      99.7399
----------------------------------------------------------------------------------------------------
                             Yield                                                       6.0158
----------------------------------------------------------------------------------------------------
                             Spread                                                         148
----------------------------------------------------------------------------------------------------
99-25+                       Price                                                      99.8024
----------------------------------------------------------------------------------------------------
                             Yield                                                       6.0082
----------------------------------------------------------------------------------------------------
                             Spread                                                         148
----------------------------------------------------------------------------------------------------
99-27+                       Price                                                      99.8649
----------------------------------------------------------------------------------------------------
                             Yield                                                       6.0005
----------------------------------------------------------------------------------------------------
                             Spread                                                         147
----------------------------------------------------------------------------------------------------
99-29+                       Price                                                      99.9274
----------------------------------------------------------------------------------------------------
                             Yield                                                       5.9929
----------------------------------------------------------------------------------------------------
                             Spread                                                         146
----------------------------------------------------------------------------------------------------
99-31+                       Price                                                      99.9899
----------------------------------------------------------------------------------------------------
                             Yield                                                       5.9852
----------------------------------------------------------------------------------------------------
                             Spread                                                         145
----------------------------------------------------------------------------------------------------
100-01+                      Price                                                     100.0524
----------------------------------------------------------------------------------------------------
                             Yield                                                       5.9776
----------------------------------------------------------------------------------------------------
                             Spread                                                         145
----------------------------------------------------------------------------------------------------
100-03+                      Price                                                     100.1149
----------------------------------------------------------------------------------------------------
                             Yield                                                       5.9700
----------------------------------------------------------------------------------------------------
                             Spread                                                         144
----------------------------------------------------------------------------------------------------
100-05+                      Price                                                     100.1774
----------------------------------------------------------------------------------------------------
                             Yield                                                       5.9623
----------------------------------------------------------------------------------------------------
                             Spread                                                         143
----------------------------------------------------------------------------------------------------
100-07+                      Price                                                     100.2399
----------------------------------------------------------------------------------------------------
                             Yield                                                       5.9547
----------------------------------------------------------------------------------------------------
                             Spread                                                         142
----------------------------------------------------------------------------------------------------
                             WAL                                                          12.66
----------------------------------------------------------------------------------------------------
                             Mod Durn                                                     8.142
----------------------------------------------------------------------------------------------------
                             Mod Convexity                                                1.017
----------------------------------------------------------------------------------------------------
                             Principal Window                                    Aug04 to Jun34
----------------------------------------------------------------------------------------------------
                             Maturity #mos                                                  359
----------------------------------------------------------------------------------------------------
                             Prepay Rate                                                150 PSA
----------------------------------------------------------------------------------------------------
                             Default Rate                                                 0 CDR
----------------------------------------------------------------------------------------------------
                             Default Severity                                         0 Percent
----------------------------------------------------------------------------------------------------
                             Default if DSCR <                                                0
----------------------------------------------------------------------------------------------------
                             Servicer Advance                               All but newly liqdtd
----------------------------------------------------------------------------------------------------
                             Advance (% of P&I)                                                0
----------------------------------------------------------------------------------------------------
                             Recovery Lag                                                      0
----------------------------------------------------------------------------------------------------
                             Recovery Time Series                                            100
----------------------------------------------------------------------------------------------------
                             Initial Rate                                                      0
----------------------------------------------------------------------------------------------------
                             Initial Severity                                                  0
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Yield Curve                  Mat   3MO   6MO   1YR   2YR   5YR  10YR  30YR
----------------------------------------------------------------------------------------------------
                             Yld 1.364 1.710 2.037 2.651 3.674 4.434 5.172
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
99-21+                                                        99.6774                                          99.6774
-------------------------------------------------------------------------------------------------------------------------
                                                               6.0223                                           6.0212
-------------------------------------------------------------------------------------------------------------------------
                                                                  151                                              153
-------------------------------------------------------------------------------------------------------------------------
99-23+                                                        99.7399                                          99.7399
-------------------------------------------------------------------------------------------------------------------------
                                                               6.0144                                           6.0132
-------------------------------------------------------------------------------------------------------------------------
                                                                  150                                              152
-------------------------------------------------------------------------------------------------------------------------
99-25+                                                        99.8024                                          99.8024
-------------------------------------------------------------------------------------------------------------------------
                                                               6.0066                                           6.0051
-------------------------------------------------------------------------------------------------------------------------
                                                                  150                                              151
-------------------------------------------------------------------------------------------------------------------------
99-27+                                                        99.8649                                          99.8649
-------------------------------------------------------------------------------------------------------------------------
                                                               5.9987                                           5.9970
-------------------------------------------------------------------------------------------------------------------------
                                                                  149                                              150
-------------------------------------------------------------------------------------------------------------------------
99-29+                                                        99.9274                                          99.9274
-------------------------------------------------------------------------------------------------------------------------
                                                               5.9908                                           5.9889
-------------------------------------------------------------------------------------------------------------------------
                                                                  148                                              150
-------------------------------------------------------------------------------------------------------------------------
99-31+                                                        99.9899                                          99.9899
-------------------------------------------------------------------------------------------------------------------------
                                                               5.9830                                           5.9809
-------------------------------------------------------------------------------------------------------------------------
                                                                  147                                              149
-------------------------------------------------------------------------------------------------------------------------
100-01+                                                      100.0524                                         100.0524
-------------------------------------------------------------------------------------------------------------------------
                                                               5.9751                                           5.9728
-------------------------------------------------------------------------------------------------------------------------
                                                                  146                                              148
-------------------------------------------------------------------------------------------------------------------------
100-03+                                                      100.1149                                         100.1149
-------------------------------------------------------------------------------------------------------------------------
                                                               5.9673                                           5.9648
-------------------------------------------------------------------------------------------------------------------------
                                                                  146                                              147
-------------------------------------------------------------------------------------------------------------------------
100-05+                                                      100.1774                                         100.1774
-------------------------------------------------------------------------------------------------------------------------
                                                               5.9594                                           5.9567
-------------------------------------------------------------------------------------------------------------------------
                                                                  145                                              146
-------------------------------------------------------------------------------------------------------------------------
100-07+                                                      100.2399                                         100.2399
-------------------------------------------------------------------------------------------------------------------------
                                                               5.9516                                           5.9487
-------------------------------------------------------------------------------------------------------------------------
                                                                  144                                              146
-------------------------------------------------------------------------------------------------------------------------
                                                                12.10                                            11.60
-------------------------------------------------------------------------------------------------------------------------
                                                                7.920                                            7.721
-------------------------------------------------------------------------------------------------------------------------
                                                                0.952                                            0.896
-------------------------------------------------------------------------------------------------------------------------
                                                       Aug04 to Jun34                                   Aug04 to Jun34
-------------------------------------------------------------------------------------------------------------------------
                                                                  359                                              359
-------------------------------------------------------------------------------------------------------------------------
                                                              175 PSA                                          200 PSA
-------------------------------------------------------------------------------------------------------------------------
                                                                0 CDR                                            0 CDR
-------------------------------------------------------------------------------------------------------------------------
                                                            0 Percent                                        0 Percent
-------------------------------------------------------------------------------------------------------------------------
                                                                    0                                                0
-------------------------------------------------------------------------------------------------------------------------
                                                  All but newly liqdtd                            All but newly liqdtd
-------------------------------------------------------------------------------------------------------------------------
                                                                     0                                               0
-------------------------------------------------------------------------------------------------------------------------
                                                                     0                                               0
-------------------------------------------------------------------------------------------------------------------------
                                                                   100                                             100
-------------------------------------------------------------------------------------------------------------------------
                                                                     0                                               0
-------------------------------------------------------------------------------------------------------------------------
                                                                     0                                               0
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Yield Curve
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
99-21+                                                         99.6774                                            99.6774
-----------------------------------------------------------------------------------------------------------------------------
                                                                6.0203                                             6.0193
-----------------------------------------------------------------------------------------------------------------------------
                                                                   154                                                156
-----------------------------------------------------------------------------------------------------------------------------
99-23+                                                         99.7399                                            99.7399
-----------------------------------------------------------------------------------------------------------------------------
                                                                6.0120                                             6.0109
-----------------------------------------------------------------------------------------------------------------------------
                                                                   154                                                155
-----------------------------------------------------------------------------------------------------------------------------
99-25+                                                         99.8024                                            99.8024
-----------------------------------------------------------------------------------------------------------------------------
                                                                6.0037                                             6.0024
-----------------------------------------------------------------------------------------------------------------------------
                                                                   153                                                154
-----------------------------------------------------------------------------------------------------------------------------
99-27+                                                         99.8649                                            99.8649
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9954                                             5.9940
-----------------------------------------------------------------------------------------------------------------------------
                                                                   152                                                153
-----------------------------------------------------------------------------------------------------------------------------
99-29+                                                         99.9274                                            99.9274
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9872                                             5.9855
-----------------------------------------------------------------------------------------------------------------------------
                                                                   151                                                152
-----------------------------------------------------------------------------------------------------------------------------
99-31+                                                         99.9899                                            99.9899
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9789                                             5.9771
-----------------------------------------------------------------------------------------------------------------------------
                                                                   150                                                151
-----------------------------------------------------------------------------------------------------------------------------
100-01+                                                       100.0524                                           100.0524
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9707                                             5.9687
-----------------------------------------------------------------------------------------------------------------------------
                                                                   149                                                151
-----------------------------------------------------------------------------------------------------------------------------
100-03+                                                       100.1149                                           100.1149
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9624                                             5.9603
-----------------------------------------------------------------------------------------------------------------------------
                                                                   149                                                150
-----------------------------------------------------------------------------------------------------------------------------
100-05+                                                       100.1774                                           100.1774
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9542                                             5.9518
-----------------------------------------------------------------------------------------------------------------------------
                                                                   148                                                149
-----------------------------------------------------------------------------------------------------------------------------
100-07+                                                       100.2399                                           100.2399
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9460                                             5.9434
-----------------------------------------------------------------------------------------------------------------------------
                                                                   147                                                148
-----------------------------------------------------------------------------------------------------------------------------
                                                                 11.16                                              10.78
-----------------------------------------------------------------------------------------------------------------------------
                                                                 7.541                                              7.380
-----------------------------------------------------------------------------------------------------------------------------
                                                                 0.847                                              0.804
-----------------------------------------------------------------------------------------------------------------------------
                                                        Aug04 to Jun34                                     Aug04 to Jun34
-----------------------------------------------------------------------------------------------------------------------------
                                                                   359                                                359
-----------------------------------------------------------------------------------------------------------------------------
                                                               225 PSA                                            250 PSA
-----------------------------------------------------------------------------------------------------------------------------
                                                                 0 CDR                                              0 CDR
-----------------------------------------------------------------------------------------------------------------------------
                                                             0 Percent                                          0 Percent
-----------------------------------------------------------------------------------------------------------------------------
                                                                     0                                                  0
-----------------------------------------------------------------------------------------------------------------------------
                                                  All but newly liqdtd                               All but newly liqdtd
-----------------------------------------------------------------------------------------------------------------------------
                                                                     0                                                  0
-----------------------------------------------------------------------------------------------------------------------------
                                                                     0                                                  0
-----------------------------------------------------------------------------------------------------------------------------
                                                                   100                                                100
-----------------------------------------------------------------------------------------------------------------------------
                                                                     0                                                  0
-----------------------------------------------------------------------------------------------------------------------------
                                                                     0                                                  0
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Yield Curve
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
99-21+                                                         99.6774                                           99.6774
-----------------------------------------------------------------------------------------------------------------------------
                                                                6.0185                                            6.0177
-----------------------------------------------------------------------------------------------------------------------------
                                                                   157                                               158
-----------------------------------------------------------------------------------------------------------------------------
99-23+                                                         99.7399                                           99.7399
-----------------------------------------------------------------------------------------------------------------------------
                                                                6.0099                                            6.0089
-----------------------------------------------------------------------------------------------------------------------------
                                                                   156                                               157
-----------------------------------------------------------------------------------------------------------------------------
99-25+                                                         99.8024                                           99.8024
-----------------------------------------------------------------------------------------------------------------------------
                                                                6.0012                                            6.0001
-----------------------------------------------------------------------------------------------------------------------------
                                                                   155                                               156
-----------------------------------------------------------------------------------------------------------------------------
99-27+                                                         99.8649                                           99.8649
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9926                                            5.9914
-----------------------------------------------------------------------------------------------------------------------------
                                                                   154                                               155
-----------------------------------------------------------------------------------------------------------------------------
99-29+                                                         99.9274                                           99.9274
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9840                                            5.9826
-----------------------------------------------------------------------------------------------------------------------------
                                                                   153                                               154
-----------------------------------------------------------------------------------------------------------------------------
99-31+                                                         99.9899                                           99.9899
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9754                                            5.9738
-----------------------------------------------------------------------------------------------------------------------------
                                                                   153                                               153
-----------------------------------------------------------------------------------------------------------------------------
100-01+                                                       100.0524                                          100.0524
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9668                                            5.9651
-----------------------------------------------------------------------------------------------------------------------------
                                                                   152                                               153
-----------------------------------------------------------------------------------------------------------------------------
100-03+                                                       100.1149                                          100.1149
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9582                                            5.9563
-----------------------------------------------------------------------------------------------------------------------------
                                                                   151                                               152
-----------------------------------------------------------------------------------------------------------------------------
100-05+                                                       100.1774                                          100.1774
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9496                                            5.9476
-----------------------------------------------------------------------------------------------------------------------------
                                                                   150                                               151
-----------------------------------------------------------------------------------------------------------------------------
100-07+                                                       100.2399                                          100.2399
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9411                                            5.9388
-----------------------------------------------------------------------------------------------------------------------------
                                                                   149                                               150
-----------------------------------------------------------------------------------------------------------------------------
                                                                 10.44                                             10.13
-----------------------------------------------------------------------------------------------------------------------------
                                                                 7.233                                             7.099
-----------------------------------------------------------------------------------------------------------------------------
                                                                 0.765                                             0.731
-----------------------------------------------------------------------------------------------------------------------------
                                                        Aug04 to Jun34                                    Aug04 to Jun34
-----------------------------------------------------------------------------------------------------------------------------
                                                                   359                                               359
-----------------------------------------------------------------------------------------------------------------------------
                                                               275 PSA                                           300 PSA
-----------------------------------------------------------------------------------------------------------------------------
                                                                 0 CDR                                             0 CDR
-----------------------------------------------------------------------------------------------------------------------------
                                                             0 Percent                                         0 Percent
-----------------------------------------------------------------------------------------------------------------------------
                                                                     0                                                 0
-----------------------------------------------------------------------------------------------------------------------------
                                                   All but newly liqdtd                             All but newly liqdtd
-----------------------------------------------------------------------------------------------------------------------------
                                                                      0                                                0
-----------------------------------------------------------------------------------------------------------------------------
                                                                      0                                                0
-----------------------------------------------------------------------------------------------------------------------------
                                                                    100                                              100
-----------------------------------------------------------------------------------------------------------------------------
                                                                      0                                                0
-----------------------------------------------------------------------------------------------------------------------------
                                                                      0                                                0
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Yield Curve
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
99-21+                                                         99.6774                                          99.6774
-----------------------------------------------------------------------------------------------------------------------------
                                                                6.0170                                           6.0164
-----------------------------------------------------------------------------------------------------------------------------
                                                                   160                                              164
-----------------------------------------------------------------------------------------------------------------------------
99-23+                                                         99.7399                                          99.7399
-----------------------------------------------------------------------------------------------------------------------------
                                                                6.0081                                           6.0073
-----------------------------------------------------------------------------------------------------------------------------
                                                                   160                                              163
-----------------------------------------------------------------------------------------------------------------------------
99-25+                                                         99.8024                                          99.8024
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9991                                           5.9982
-----------------------------------------------------------------------------------------------------------------------------
                                                                   159                                              162
-----------------------------------------------------------------------------------------------------------------------------
99-27+                                                         99.8649                                          99.8649
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9902                                           5.9891
-----------------------------------------------------------------------------------------------------------------------------
                                                                   158                                              161
-----------------------------------------------------------------------------------------------------------------------------
99-29+                                                         99.9274                                          99.9274
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9813                                           5.9800
-----------------------------------------------------------------------------------------------------------------------------
                                                                   157                                              160
-----------------------------------------------------------------------------------------------------------------------------
99-31+                                                         99.9899                                          99.9899
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9723                                           5.9710
-----------------------------------------------------------------------------------------------------------------------------
                                                                   156                                              160
-----------------------------------------------------------------------------------------------------------------------------
100-01+                                                       100.0524                                         100.0524
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9634                                           5.9619
-----------------------------------------------------------------------------------------------------------------------------
                                                                   155                                              159
-----------------------------------------------------------------------------------------------------------------------------
100-03+                                                       100.1149                                         100.1149
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9545                                           5.9529
-----------------------------------------------------------------------------------------------------------------------------
                                                                   154                                              158
-----------------------------------------------------------------------------------------------------------------------------
100-05+                                                       100.1774                                         100.1774
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9456                                           5.9438
-----------------------------------------------------------------------------------------------------------------------------
                                                                   153                                              157
-----------------------------------------------------------------------------------------------------------------------------
100-07+                                                       100.2399                                         100.2399
-----------------------------------------------------------------------------------------------------------------------------
                                                                5.9367                                           5.9348
-----------------------------------------------------------------------------------------------------------------------------
                                                                   152                                              156
-----------------------------------------------------------------------------------------------------------------------------
                                                                  9.86                                             9.62
-----------------------------------------------------------------------------------------------------------------------------
                                                                 6.977                                            6.864
-----------------------------------------------------------------------------------------------------------------------------
                                                                 0.701                                            0.673
-----------------------------------------------------------------------------------------------------------------------------
                                                        Aug04 to Jun34                                   Aug04 to Jun34
-----------------------------------------------------------------------------------------------------------------------------
                                                                   359                                              359
-----------------------------------------------------------------------------------------------------------------------------
                                                               325 PSA                                          350 PSA
-----------------------------------------------------------------------------------------------------------------------------
                                                                 0 CDR                                            0 CDR
-----------------------------------------------------------------------------------------------------------------------------
                                                             0 Percent                                        0 Percent
-----------------------------------------------------------------------------------------------------------------------------
                                                                     0                                                0
-----------------------------------------------------------------------------------------------------------------------------
                                                  All but newly liqdtd                             All but newly liqdtd
-----------------------------------------------------------------------------------------------------------------------------
                                                                     0                                                0
-----------------------------------------------------------------------------------------------------------------------------
                                                                     0                                                0
-----------------------------------------------------------------------------------------------------------------------------
                                                                   100                                              100
-----------------------------------------------------------------------------------------------------------------------------
                                                                     0                                                0
-----------------------------------------------------------------------------------------------------------------------------
                                                                     0                                                0
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Yield Curve
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
99-21+                                                         99.6774
---------------------------------------------------------------------------
                                                                6.0158
---------------------------------------------------------------------------
                                                                   167
---------------------------------------------------------------------------
99-23+                                                         99.7399
---------------------------------------------------------------------------
                                                                6.0065
---------------------------------------------------------------------------
                                                                   166
---------------------------------------------------------------------------
99-25+                                                         99.8024
---------------------------------------------------------------------------
                                                                5.9973
---------------------------------------------------------------------------
                                                                   166
---------------------------------------------------------------------------
99-27+                                                         99.8649
---------------------------------------------------------------------------
                                                                5.9881
---------------------------------------------------------------------------
                                                                   165
---------------------------------------------------------------------------
99-29+                                                         99.9274
---------------------------------------------------------------------------
                                                                5.9789
---------------------------------------------------------------------------
                                                                   164
---------------------------------------------------------------------------
99-31+                                                         99.9899
---------------------------------------------------------------------------
                                                                5.9697
---------------------------------------------------------------------------
                                                                   163
---------------------------------------------------------------------------
100-01+                                                       100.0524
---------------------------------------------------------------------------
                                                                5.9605
---------------------------------------------------------------------------
                                                                   162
---------------------------------------------------------------------------
100-03+                                                       100.1149
---------------------------------------------------------------------------
                                                                5.9513
---------------------------------------------------------------------------
                                                                   161
---------------------------------------------------------------------------
100-05+                                                       100.1774
---------------------------------------------------------------------------
                                                                5.9421
---------------------------------------------------------------------------
                                                                   160
---------------------------------------------------------------------------
100-07+                                                       100.2399
---------------------------------------------------------------------------
                                                                5.9329
---------------------------------------------------------------------------
                                                                   159
---------------------------------------------------------------------------
                                                                  9.39
---------------------------------------------------------------------------
                                                                 6.761
---------------------------------------------------------------------------
                                                                 0.649
---------------------------------------------------------------------------
                                                        Aug04 to Jun34
---------------------------------------------------------------------------
                                                                   359
---------------------------------------------------------------------------
                                                               375 PSA
---------------------------------------------------------------------------
                                                                 0 CDR
---------------------------------------------------------------------------
                                                             0 Percent
---------------------------------------------------------------------------
                                                                     0
---------------------------------------------------------------------------
                                                  All but newly liqdtd
---------------------------------------------------------------------------
                                                                     0
---------------------------------------------------------------------------
                                                                     0
---------------------------------------------------------------------------
                                                                   100
---------------------------------------------------------------------------
                                                                     0
---------------------------------------------------------------------------
                                                                     0
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Yield Curve
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it. Certain transactions give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. We make no representation that any transaction can or could be effected at the indicated prices. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been provided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Goldman, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. W e make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S . federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

Goldman, Sachs & Co.              Countrywide                      All records
                                  CWAlt 18CB
==============================================================================

----------------------------------------------------

Stats
----------------------------------------------------
As of Date: 20040701
Count: 8,010
Current Balance:   $1,141,013,929.84
AverageCurBal:     $142,448.68
GWAC: 6.432
GrossMargin: 0.000
FICO: 710.601
OLTV: 78.37
%CA: 21.171%
%IO: 0.648%
WALA: 1
NetWAC: 6.296
NetWAC - given:    6.296
OrigTerm: 359
RemAmTerm: 356
WAM: 358
CurrLTV: 78.29
Maximum 1 Zip Concentration: 0.231%
----------------------------------------------------


---------------------------------------------------------

Group                 Count           Balance   Percent
---------------------------------------------------------
1                       810    117,827,600.00     10.33
2                     3,558    569,980,467.35     49.95
3                       771        845,064.52      0.07
4                       876    148,520,195.21     13.02
5                     1,995    303,840,602.76     26.63
---------------------------------------------------------

Total:                8,010  1,141,013,929.84    100.00
---------------------------------------------------------


---------------------------------------------------------

Current Rate          Count           Balance   Percent
---------------------------------------------------------
4.750 - 4.999             6          5,198.43      0.00
5.000 - 5.249            31        827,460.61      0.07
5.250 - 5.499           146     10,221,260.01      0.90
5.500 - 5.749           283     25,113,517.84      2.20
5.750 - 5.999           843     76,491,773.03      6.70
6.000 - 6.249           861    129,996,051.49     11.39
6.250 - 6.499         1,986    322,613,702.01     28.27
6.500 - 6.749         1,813    275,275,212.17     24.13
6.750 - 6.999         1,615    238,746,623.26     20.92
7.000 - 7.249           359     52,658,327.23      4.62
7.250 - 7.499            25      3,675,476.80      0.32
7.500 - 7.749            21      3,268,092.91      0.29
7.750 - 7.999            19      1,914,679.05      0.17
8.000 - 8.249             2        206,555.00      0.02
---------------------------------------------------------

Total:                8,010  1,141,013,929.84    100.00
---------------------------------------------------------
min: 4.750
max: 8.000
wa: 6.432
---------------------------------------------------------


----------------------------------------------------------------

Principal Balance          Count           Balance     Percent
----------------------------------------------------------------
0.01 - 50,000.00             987      9,555,859.51        0.84
50,000.01 - 100,000.00     1,633    129,694,308.88       11.37
100,000.01 - 150,000.00    2,101    261,980,217.79       22.96
150,000.01 - 200,000.00    1,460    254,099,594.99       22.27
200,000.01 - 250,000.00      852    190,783,275.21       16.72
250,000.01 - 275,000.00      315     82,898,651.44        7.27
275,000.01 - 350,000.00      590    181,876,396.15       15.94
350,000.01 - 400,000.00       39     14,956,550.20        1.31
400,000.01 - 450,000.00       19      8,034,967.84        0.70
450,000.01 - 500,000.00        7      3,300,052.32        0.29
500,000.01 - 550,000.00        4      2,023,397.22        0.18
550,000.01 - 600,000.00        2      1,171,000.00        0.10
600,000.01 - 750,000.00        1        639,658.29        0.06
----------------------------------------------------------------

Total:                     8,010  1,141,013,929.84      100.00
----------------------------------------------------------------
min: 141.17
max: 639,658.29
avg: 142,448.68
----------------------------------------------------------------


----------------------------------------------------------------

Original Term              Count           Balance     Percent
----------------------------------------------------------------
180                          772      1,064,064.52        0.09
240                           22      3,758,094.44        0.33
300                           39      5,639,295.84        0.49
346                            1        271,831.17        0.02
351                            1        229,779.88        0.02
354                            1        181,665.36        0.02
360                        7,174  1,129,869,198.63       99.02
----------------------------------------------------------------

Total:                     8,010  1,141,013,929.84      100.00
----------------------------------------------------------------
min: 180
max: 360
wa: 359
----------------------------------------------------------------


----------------------------------------------------------------

RemTerm                    Count           Balance     Percent
----------------------------------------------------------------
61 - 120                       1            369.90        0.00
121 - 180                    771      1,063,694.62        0.09
181 - 240                     22      3,758,094.44        0.33
241 - 300                     39      5,639,295.84        0.49
301 - 360                  7,177  1,130,552,475.04       99.08
----------------------------------------------------------------

Total:                     8,010  1,141,013,929.84      100.00
----------------------------------------------------------------
min: 109
max: 360
wa: 358
----------------------------------------------------------------


---------------------------------------------------------------------

States                      Count           Balance      Percent
---------------------------------------------------------------------
CA                          1,247    241,567,121.44        21.17
FL                            691     91,027,084.29         7.98
TX                            533     58,757,087.13         5.15
NY                            261     50,136,766.79         4.39
IL                            268     39,589,906.20         3.47
NJ                            233     38,816,090.15         3.40
AZ                            288     37,700,609.82         3.30
WA                            246     37,587,031.04         3.29
NV                            194     31,844,616.42         2.79
PA                            288     31,700,768.41         2.78
VA                            194     29,531,319.89         2.59
CO                            200     29,347,243.11         2.57
Other                       3,367    423,408,285.15        37.11
---------------------------------------------------------------------

Total:                      8,010  1,141,013,929.84       100.00
---------------------------------------------------------------------


---------------------------------------------------------------------

Original LTV                Count           Balance      Percent
---------------------------------------------------------------------
0.001 - 50.000                353     38,816,093.65         3.40
50.001 - 60.000               485     66,527,963.88         5.83
60.001 - 70.000               843    118,922,971.69        10.42
70.001 - 75.000               814    125,238,240.58        10.98
75.001 - 80.000             3,423    494,977,584.90        43.38
80.001 - 85.000               121     15,273,475.69         1.34
85.001 - 90.000             1,019    139,589,129.96        12.23
90.001 - 95.000               309     48,976,688.58         4.29
95.001 - 100.000              643     92,691,780.91         8.12
---------------------------------------------------------------------

Total:                      8,010  1,141,013,929.84       100.00
---------------------------------------------------------------------
min: 5.650
max: 100.000
wa: 78.368
---------------------------------------------------------------------


---------------------------------------------------------------------

Curr LTV                    Count       Balance      Percent
---------------------------------------------------------------------
0.001 - 50.000                581     39,346,994.59         3.45
50.001 - 60.000               471     66,461,369.50         5.82
60.001 - 70.000               825    119,326,848.29        10.46
70.001 - 75.000               792    124,758,946.20        10.93
75.001 - 80.000             3,294    494,411,031.51        43.33
80.001 - 85.000               121     15,487,240.94         1.36
85.001 - 90.000               994    139,929,856.05        12.26
90.001 - 95.000               296     48,109,422.64         4.22
95.001 - 100.000              636     93,182,220.12         8.17
---------------------------------------------------------------------

Total:                      8,010  1,141,013,929.84       100.00
---------------------------------------------------------------------
min: 0.784
max: 100.000
wa: 78.292
---------------------------------------------------------------------


------------------------------------------------------------------------------
==============================================================================

Y:\Simone\Hybrid\Subs\18CB July26.cas     Jul 26, 2004 23:55        Simone Koo
                                                                   Page 1 of 2

Goldman, Sachs & Co.              Countrywide                      All records
                                  CWAlt 18CB
==============================================================================


-------------------------------------------------------------------

FICO                        Count           Balance     Percent
-------------------------------------------------------------------
0 - 0                          22      2,834,306.38        0.25
1 - 519                         5        606,268.85        0.05
520 - 559                       2        499,220.13        0.04
560 - 579                       8        901,333.63        0.08
580 - 619                      97     13,594,438.47        1.19
620 - 649                     509     74,746,412.95        6.55
650 - 699                   2,662    381,349,225.95       33.42
700 - 749                   2,901    416,980,760.35       36.54
750 - 799                   1,661    232,070,024.05       20.34
800 - 819                     127     15,380,721.59        1.35
820 >=                         16      2,051,217.49        0.18
-------------------------------------------------------------------

Total:                      8,010  1,141,013,929.84      100.00
-------------------------------------------------------------------
nzmin: 472
max: 838
nzwa: 711
-------------------------------------------------------------------


-------------------------------------------------------------------

Property Type               Count           Balance     Percent
-------------------------------------------------------------------
2-4 FAMILY                    513     90,968,841.75        7.97
CONDOMINIUM                   598     79,352,886.43        6.95
CO-OP                           4        403,097.55        0.04
PUD                         1,269    194,632,910.74       17.06
SINGLE FAMILY               5,626    775,656,193.37       67.98
-------------------------------------------------------------------

Total:                      8,010  1,141,013,929.84      100.00
-------------------------------------------------------------------


-------------------------------------------------------------------

Occupancy Code              Count           Balance     Percent
-------------------------------------------------------------------
Investment                  1,866    203,189,255.94       17.81
Primary Residence           5,929    909,518,869.34       79.71
Second Home                   215     28,305,804.56        2.48
-------------------------------------------------------------------

Total:                      8,010  1,141,013,929.84      100.00
-------------------------------------------------------------------


-------------------------------------------------------------------

Purpose                     Count           Balance     Percent
-------------------------------------------------------------------
Cash-Out Refinance          2,048    300,789,718.00       26.36
Purchase                    4,999    724,050,110.49       63.46
Rate-Term Refinance           963    116,174,101.35       10.18
-------------------------------------------------------------------

Total:                      8,010  1,141,013,929.84      100.00
-------------------------------------------------------------------


-------------------------------------------------------------------

Documentation Type          Count           Balance     Percent
-------------------------------------------------------------------
Full Doc                    5,437    746,695,592.07       65.44
No Doc                        734    109,037,076.74        9.56
Reduced                     1,497    236,265,798.36       20.71
Stated                        342     49,015,462.67        4.30
-------------------------------------------------------------------

Total:                      8,010  1,141,013,929.84      100.00
-------------------------------------------------------------------


-------------------------------------------------------------------

Conforming                  Count          Balance     Percent
-------------------------------------------------------------------

CONFORMING                  8,010  1,141,013,929.84     100.00
-------------------------------------------------------------------

Total:                      8,010  1,141,013,929.84     100.00
-------------------------------------------------------------------


------------------------------------------------------------------

Prepayment Penalty         Count           Balance     Percent
------------------------------------------------------------------
N                          7,900  1,121,816,433.55       98.32
Y                            110     19,197,496.29        1.68
------------------------------------------------------------------

Total:                     8,010  1,141,013,929.84      100.00
------------------------------------------------------------------


------------------------------------------------------------------
Interest Only              Count           Balance     Percent
------------------------------------------------------------------
N                          7,976  1,133,622,056.42       99.35
Y                             34      7,391,873.42        0.65
------------------------------------------------------------------

Total:                     8,010  1,141,013,929.84      100.00
------------------------------------------------------------------


Y:\Simone\Hybrid\Subs\18CB July26.cas     Jul 26, 2004 23:55        Simone Koo
                                                                   Page 2 of 2